                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                       July 9, 2003
                                             -----------------------------------


                          INSITUFORM TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                     0-10786                13-3032158
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                     Identification No.)


    702 Spirit 40 Park Drive, Chesterfield, Missouri               63005
----------------------------------------------------------  -------------------
       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number,
including area code                                    (636) 530-8000
                                             -----------------------------------


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Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  See the Index to Exhibits attached hereto.


Item 9. Regulation FD Disclosure.

         The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with Securities and Exchange Commission Release Nos. 33-8216; 34-47583. On July 9, 2003, the registrant issued a press release announcing that it lowered its guidance for the second quarter of 2003. A copy of the earnings release is furnished herewith as Exhibit 99.1. On July 10, 2003, the registrant held a conference call to announce and discuss that it lowered its guidance for the second quarter of 2003. A transcript of the conference call is furnished herewith as Exhibit 99.2.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INSITUFORM TECHNOLOGIES, INC.


                                   By:      /s/ Joseph A. White
                                      ------------------------------------------
                                      Joseph A. White
                                      Vice President and Chief Financial Officer

Date: July 14, 2003


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                                INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

      Exhibit         Description
      -------         -----------
      1               Not applicable.

      2               Not applicable.

      4               Not applicable.

      16              Not applicable.

      17              Not applicable.

      20              Not applicable.

      23              Not applicable.

      24              Not applicable.

      99.1            Press release of Insituform Technologies, Inc., dated July 9, 2003, announcing that it lowered its guidance for the second quarter.

      99.2            Transcript of registrant's July 10, 2003 conference call held to announce and discuss that it lowered its guidance for the second quarter.